UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of April 1, 2004 providing for the issuance of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-29              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAA Trust 2004-CW1, Mortgage Pass-Through Certificates Series 2004-CW1 pursuant to the terms of the Trust Agreement, dated as of April 1, 2004 among GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

     On May 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAA Trust 2004-CW1
Mortgage Pass-Through Certificates Series 2004-CW1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date: May 27, 2004        By: /s/  Mary Fonti
                          --------------------------------------------
                          Mary Fonti
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         May 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on May 25, 2004


                              GSAA Trust 2004-CW1
                         Statement To Certificateholders
                                  May 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1        16,718,000.00    16,718,000.00      18,457.44      76,624.17       95,081.61   0.00         0.00      16,699,542.56
IIA_1      100,000,000.00   100,000,000.00   6,750,409.42     500,000.00    7,250,409.42   0.00         0.00      93,249,590.58
IIA_2      102,068,000.00   102,068,000.00   7,902,569.30     510,340.00    8,412,909.30   0.00         0.00      94,165,430.70
IIA_3       15,000,000.00    15,000,000.00           0.00      75,000.00       75,000.00   0.00         0.00      15,000,000.00
A_P            190,424.00       190,424.00         219.55           0.00          219.55   0.00         0.00         190,204.45
B1           8,629,000.00     8,629,000.00       7,785.86      42,885.63       50,671.49   0.00         0.00       8,621,214.14
B2           2,626,000.00     2,626,000.00       2,369.41      13,051.07       15,420.48   0.00         0.00       2,623,630.59
B3           1,751,000.00     1,751,000.00       1,579.91       8,702.37       10,282.28   0.00         0.00       1,749,420.09
B4           1,376,000.00     1,376,000.00       1,241.55       6,838.64        8,080.19   0.00         0.00       1,374,758.45
B5             875,000.00       875,000.00         789.50       4,348.70        5,138.20   0.00         0.00         874,210.50
B6             875,953.00       875,953.00         790.36       4,353.44        5,143.80   0.00         0.00         875,162.64
R                    0.00             0.00           0.00           0.00            0.00   0.00         0.00               0.00
TOTALS     250,109,377.00   250,109,377.00  14,686,212.30   1,242,144.02   15,928,356.32   0.00         0.00     235,423,164.70

A_X         23,934,320.00    23,934,320.00           0.00     129,644.23      129,644.23   0.00         0.00      21,891,047.17
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total        Principal                   Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FT48    1,000.00000000      1.10404594       4.58333353     5.68737947    998.89595406    IA_1      5.500000 %
IIA_1     36228FT55    1,000.00000000     67.50409420       5.00000000    72.50409420    932.49590580    IIA_1     6.000000 %
IIA_2     36228FT63    1,000.00000000     77.42455324       5.00000000    82.42455324    922.57544676    IIA_2     6.000000 %
IIA_3     36228FV45    1,000.00000000      0.00000000       5.00000000     5.00000000  1,000.00000000    IIA_3     6.000000 %
A_P       36228FT71    1,000.00000000      1.15295341       0.00000000     1.15295341    998.84704659    A_P       0.000000 %
B1        36228FT97    1,000.00000000      0.90228995       4.96994206     5.87223201    999.09771005    B1        5.963930 %
B2        36228FU20    1,000.00000000      0.90228865       4.96994288     5.87223153    999.09771135    B2        5.963930 %
B3        36228FU38    1,000.00000000      0.90229012       4.96994289     5.87223301    999.09770988    B3        5.963930 %
B4        36228FV52    1,000.00000000      0.90228924       4.96994186     5.87223110    999.09771076    B4        5.963930 %
B5        36228FV60    1,000.00000000      0.90228571       4.96994286     5.87222857    999.09771429    B5        5.963930 %
B6        36228FV78    1,000.00000000      0.90228585       4.96994702     5.87223287    999.09771415    B6        5.963930 %
TOTALS                 1,000.00000000     58.71915910       4.96640324    63.68556234    941.28084090

A_X       36228FT89    1,000.00000000      0.00000000       5.41666653     5.41666653    914.63000286    A_X       6.500000 %
---------------------------------------------------------------------------------------------------    ---------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                18,054,338.43
                                        Group 2 Mortgage Loans                                               217,368,826.38

Sec. 4.01(iii)  Available Distribution                                                                        16,058,000.57
                                        Aggregate Principal Distribution Amount                               14,686,212.32
                                        Principal Prepayment Amount                                           14,460,514.58

Sec. 4.01(v)    Unscheduled Principal By Group
                                        Group 1                                                                      354.84
                                        Group 2                                                               14,460,159.74


Sec. 4.01(f)    Interest Payment
                                        Class IA-1
                                                              Accrued and Paid for Current Month                  76,624.17
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class IIA-1
                                                              Accrued and Paid for Current Month                 500,000.00
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class IIA-2
                                                              Accrued and Paid for Current Month                 510,340.00
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class IIA-3
                                                              Accrued and Paid for Current Month                  75,000.00
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                 129,644.23
                                                                                   May 25 2004
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                  42,885.63
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                  13,051.07
                                                              Accrued and Paid from Prior Months                       0.00


                                        Class B3
                                                              Accrued and Paid for Current Month                   8,702.37
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                   6,838.64
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                   4,348.70
                                                              Accrued and Paid from Prior Months                       0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                   4,353.44
                                                              Accrued and Paid from Prior Months                       0.00



Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                         52,106.12

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                        0.00
                                        Current Period Reimbursed Advances                                             0.00
                                        Aggregate Unreimbursed Advances                                                0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            521
                                        Balance of Outstanding Mortgage Loans                                235,423,164.81

Sec. 4.01(l)                    Number and Balance of Delinquent Loans
                                 Group 1
                                                                           Principal
                                 Period                Number                Balance              Percentage
                                0-29 days                       0                     0.00                  0.00 %
                                30-59 days                      0                     0.00                  0.00 %
                                60-89 days                      0                     0.00                  0.00 %
                                90-119 days                     0                     0.00                  0.00 %
                                120+ days                       0                     0.00                  0.00 %
                                Total                       0                         0.00                  0.00 %
                                 Group 2
                                                                           Principal
                                 Period                Number                Balance              Percentage
                                0-29 days                       0                     0.00                  0.00 %
                                30-59 days                      0                     0.00                  0.00 %
                                60-89 days                      0                     0.00                  0.00 %
                                90-119 days                     0                     0.00                  0.00 %
                                120+ days                       0                     0.00                  0.00 %
                                Total                       0                         0.00                  0.00 %
                                 Group 3
                                                                           Principal
                                 Period                Number                Balance              Percentage
                                0-29 days                       0                     0.00                  0.00 %
                                30-59 days                      0                     0.00                  0.00 %
                                60-89 days                      0                     0.00                  0.00 %
                                90-119 days                     0                     0.00                  0.00 %
                                120+ days                       0                     0.00                  0.00 %
                                 Total                          0                     0.00                  0.00 %
                                 Group Totals
                                                                           Principal
                                 Period                Number                Balance              Percentage
                                0-29 days                       0                     0.00                  0.00 %
                                30-59 days                      0                     0.00                  0.00 %
                                60-89 days                      0                     0.00                  0.00 %
                                90-119 days                     0                     0.00                  0.00 %
                                120+days                        0                     0.00                  0.00 %
                                 Total                          0                     0.00                  0.00 %


Sec. 4.01(l)                    Number and Balance of REO Loans
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                 Group 3
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%

Sec. 4.01(l)                    Number and Balance of Loans in Bankruptcy
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                Group 3
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%

Sec. 4.01(m)                    Number and Balance of Loans in Foreclosure
                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                Group 3
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%
                                Group Totals
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00        0.00%

Sec. 4.01(o)                     Aggregate Principal Payment
                                                       Scheduled Principal                                       225,698.66
                                                       Payoffs                                                14,447,958.91
                                                       Prepayments                                                12,555.67
                                                       Liquidation Proceeds                                            0.00
                                                       Condemnation Proceeds                                           0.00
                                                       Insurance Proceeds                                              0.00
                                                       Realized Losses                                                 0.00

                                                       Realized Losses Group 1                                         0.00
                                                       Realized Losses Group 2                                         0.00
                                                       Realized Gains                                                  0.00

Sec. 4.01(p)                     Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(q)                     Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                       Class IA-1                                                      0.00
                                                       Class IIA-1                                                     0.00
                                                       Class IIA-2                                                     0.00
                                                       Class IIA-3                                                     0.00
                                                       Class B1                                                        0.00
                                                       Class B2                                                        0.00
                                                       Class B3                                                        0.00
                                                       Class B4                                                        0.00
                                                       Class B5                                                        0.00
                                                       Class B6                                                        0.00
                                                       Class A-X                                                       0.00
Sec. 4.01(s) Group I
                                 Senior Percentage I                                                              93.4810 %
                                 Senior Prepayment Percentage I                                                  100.0000 %

                                 Subordinate Percentage I                                                          6.5190 %
                                 Subordinate Prepayment Percentage I                                               0.0000 %

Sec. 4.01(s) Group II
                                 Senior Percentage II                                                             93.5496 %
                                 Senior Prepayment Percentage II                                                 100.0000 %

                                 Subordinate Percentage II                                                         6.4504 %
                                 Subordinate Prepayment Percentage II                                              0.0000 %

Aggregate
                                 Scheduled Principal                                                             225,698.66
                                 Unscheduled Principal                                                        14,460,514.81
                                 Beginning Balance                                                           250,109,378.05
                                 Ending Balance                                                              235,423,164.81
                                 Net Wac                                                                            6.58170
                                 Weighted Averge Maturity                                                            352.00
